Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)               October 20, 2003
                                                              -----------------

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                              Veridium Corporation
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             (Exact Name of Registrant as Specified in its Charter)


State of Delaware                         N/A*                      59-3764931
(State or Other                (Commission File  Number)          (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)




  One Jasper Street, Paterson NJ                                       07522
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code 973-942-7700


                         KBF Pollution Management, Inc.
          (Former Name or Former Address, if Changed Since Last Report)



* Veridium Corporation has reporting obligations under Section 12(g) of the Securities Exchange Act of 1934, as amended, as a result of a share exchange with KBF Pollution Management, Inc. effective October 20, 2003. Shares of common stock of KBF Pollution Management were registered under Section 12(g) of the Securities Exchange Act and in accordance therewith has filed reports and other information with the Securities and Exchange Commission.















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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

On October 20, 2003 (the "Effective Date"), KBF Pollution Management Inc., a New York Corporation ("KBF"), merged with and into Veridium Corporation, a Delaware corporation and wholly-owned subsidiary of KBF (the "Registrant"). The merger was completed pursuant to an Agreement and Plan of Merger between them, in which every twenty (20) shares of common stock, par value $.00001 per share, of KBF ("KBF Common Stock") was changed and converted into one (1) share of common stock, par value $.001 per share, of the Registrant ("Registrant Common Stock") (the "Share Exchange"). The Registrant Common Stock issued in connection with the Share Exchange were not registered under the Securities Act of 1933, as amended, (the "Securities Act"), in reliance upon the exemption from registration set forth in Section 3(a)(10) of the Securities Act. Prior to the Share Exchange the KBF Common Stock had been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Pursuant to Rule 12g-3(a) under the Exchange Act, as a result of the Share Exchange, the Registrant is the successor issuer to KBF and the Registrant Common Stock is deemed registered under Section 12(g) of the Exchange Act.

This Form 8-K is filed by the Registrant as the initial report of the Registrant with the SEC and as notice that it is the successor issuer to KBF and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith files reports and other information with the SEC.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c) The following exhibits are filed herewith:


EXHIBIT NO.                DESCRIPTION

Exhibit 2.1         Agreement and Plan of Merger dated as of July 30, 2003,
                     by and between KBF Pollution Management,
                                    Inc. and Veridium Corporation

Exhibit 3.1         Articles of Incorporation of Veridium Corporation

Exhibit 3.2         Bylaws of Veridium Corporation



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Veridium Corporation

Date:  November 12, 2003                         By:   /s/  Kevin Kreisler
                                                 --------------------
                                                 Kevin Kreisler
                                                 President